May 1, 2018

Lincoln Ensemble III VUL

Lincoln Life Flexible Premium Variable Life Account JF-A

Flexible Premium Variable Life Insurance Policy

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

100 N. Greene Street Greensboro, NC 27401 Telephone No.: 1-800-487-1485

This Prospectus describes the Lincoln Ensemble III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or the "Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JF-A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios,
Inc.

American Funds Insurance Series

Delaware VIP® Trust

Deutsche Investments VIT Funds

Fidelity® Variable Insurance Products

Franklin Templeton Variable Insurance
Products Trust

Goldman Sachs Variable Insurance Trust

Lincoln Variable Insurance Products Trust

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

ProFund® VP

T. Rowe Price Equity Series, Inc.

Vanguard® Variable Insurance Fund

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 487-1485 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

policy benefits/risks summary

▶  POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

▶  ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

▶  DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

Choice of Death Benefit Option: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Coverage Guarantee: If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required no-lapse premiums, and the no-lapse guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

▶  ACCESS TO CASH VALUE

Loans: You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

Partial Withdrawals: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

Surrenders: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

▶  FLEXIBILITY OF PREMIUMS

After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

▶  "FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

▶  OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

▶  SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

▶  GENERAL ACCOUNT

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

▶  TRANSFERS

General: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

Dollar Cost Averaging: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

Portfolio Rebalancing: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

▶  SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

▶  CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

▶  TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

▶  SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

policy risks

▶  DATES

The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

▶  INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

▶  POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "The Company", "The Separate Account" and the "General Account." The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits.

Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.

▶  SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

▶  RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

▶  TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

▶  WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

▶  LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

▶  CYBER SECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

portfolio risks

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

fee tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulation Value among the Divisions and the General Account.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Premium Load (1)	Each Premium Payment	Guaranteed: 3% of premium in all years Current: 3% of premium in Policy Years 1-10, 0% thereafter

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Tax Charge (1)	Each Premium Payment	2.5% of premium
Federal Income Tax Charge (1)	Each Premium Payment	1.25% of premium
Surrender Charge (2)	Policy surrender, partial withdrawal, or decrease in Specified Amount in first nine Policy Years and first nine years after any increase in Specified Amount
Maximum Charge	$47.04 per $1,000
For 42 year old, male non-smoker, Preferred Plus rating class:
$12.28 per $1,000 of Specified Amount in Policy Year 1, declining to $2.45 per $1,000 of Specified Amount in Policy
Year 9
Transfer Fees	Upon Transfer	$0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 per transfer guaranteed maximum
Withdrawal Charge	Upon Withdrawal	The lesser of $50 or 2% of the partial withdrawal amount.
In-force Policy Illustrations	Upon Request	$50 (3)
Net Policy Loan Interest Rate (4)	Upon each Policy Anniversary or, when applicable, loan repayment, Policy surrender, reinstatement of Policy or death of the Insured	Type A Loan: 0% (5) Type B Loan: 1% annually (5)

(1)  Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 29.

(2)  This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and gender of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year:

Policy Year		Surrender Charge As Percentage of Initial Surrender Charge
0-5		100%
6		80%
7		60%
8		40%
9		20%
10	+	0%

  For more information and an example, see "Charges Deducted upon Surrender" at page 30 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

  If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 31.

  The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4)  The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5)  No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See "Policy Loans", beginning on page (33).

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolios' fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance (per $1,000 of net amount at risk) (1), (5)	Monthly on Monthly Anniversary Date	Minimum: $0.06 per $1,000 Maximum: $83.33 per $1,000 For 42 year old male non-smoker, Preferred Plus rating class: Current: $0.05 per $1,000 Guaranteed: $0.30 per $1,000
Acquisition Charge (per $1,000 of Specified Amount) (2), (5)	Monthly on Monthly Anniversary Date	Maximum: $1.33 per $1,000 in Policy Year 1
$0.67 per $1,000 in Policy Year 2
$0.00 thereafter
For 42-year old male, non-smoker, Preferred Plus rating class:
$0.25 per $1,000 in Policy Year 1; $0.12 per $1000 in Policy
Year 2.
Mortality and Expense Risk Charge (3)	Accrued Daily	Maximum: Policy Years 1-25: 0.85% annually Policy Years 26+: 0.60% annually Current: Policy Years 1-25: 0.60% annually Policy Years 26+: 0.10% annually
Administrative Expense Charge	Monthly on Monthly Anniversary Date	$10 per month
Tax Charge	Each Valuation Period	Currently none (4)

(1)  The cost of insurance charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 29.

(2)  The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the gender, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-smoker, Preferred Plus rating class is $12.28 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 29.

(3)  The rates given are effective annual rates.

(4)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 30 below.

(5)  The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

Currently we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Accumulation Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Supplemental Benefits" below.

RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accelerated Benefit	Deducted from benefit payment	$250
Accidental Death Benefit	Monthly on the Monthly Anniversary Date	$0.07 - $0.16 per $1000 of Insurance Risk (1), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.08 per $1,000 of Insurance Risk
Additional Coverage	Cost of Insurance (per $1,000 of net amount at risk) (8) (9)	Minimum: $0.06 per $1,000 Maximum: $83.33 per $1,000 For 42 year old male non-smoker, Preferred Plus rating class: Current: $0.05 per $1,000 Guaranteed: $0.30 per $1,000
	Unit Expense Charge, Deducted Monthly on the Monthly Anniversary Date	$0.01 per $1,000 of Rider Specified Amount
Rider Acquisition Charge, Deducted Monthly on the Monthly Anniversary Date	$0.04 to $1.33 per $1000 of Rider Specified Amount in Rider
Year 1; $0.02 to $0.67 per $1,000 of Rider Specified Amount in
Rider Year 2; $0.00 thereafter (2), (9)

42 year old male non-smoker, Preferred Plus rating class:
 $0.25 per $1,000 of Rider Specified Amount in Rider Year 1; $0.12
of Rider Specified Amount in Rider Year 2.
Rider Surrender Charge	$2.61 - $52.07 per $1000 of Rider Specified Amount in Rider
Years 1 through 9 (3), (9)
42 year old male non-smoker, Preferred Plus rating class:
 $28.32 in Policy Year 1, decreasing to $5.31 per $1,000 of Rider
Specified Amount in Policy Year 9
Automatic Increase	Monthly on the Monthly Anniversary Date	Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (4), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.01 per $1,000 of Rider Specified Amount
Children's Term Insurance	Monthly on the Monthly Anniversary Date	$.50 per $1000 of Death Benefit
Death Benefit Maintenance	Beginning at Attained Age 90, Monthly on the Monthly Anniversary Date	$6.80 per $1,000 of rider amount, offset by reduction in Cost of Insurance

RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Disability Waiver of Deductions	Monthly on the Monthly Anniversary Date	4.8% - 23.7% increase in monthly charges (5), (9) 42 year old male non-smoker, Preferred Plus rating class: 7.5% increase in monthly charges
Disability Waiver of Specified Premium	Monthly on the Monthly Anniversary Date	$0.017 - 0.14 per $1 of Specified Premium waived (6), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.05 per $1 of Specified Premium waived
Guaranteed Death Benefit	Monthly on the Monthly Anniversary Date	$0.01 per $1000 of Specified Amount.
Guaranteed Insurability Rider	Monthly on the Monthly Anniversary Date	$0.03 - $0.16 per $1,000 of Specified Amount (7), (9) 35 year old male non-smoker, Preferred Plus rating class: $0.11 per $1,000 of Specified Amount (10)
Spouse Term Rider	Monthly on the Monthly Anniversary Date	$0.07 - $25.48 per $1,000 of Death Benefit (8), (9) 42 year old female non-smoker, Preferred Plus rating class: $.20 per $1,000 of Death Benefit
Supplemental Coverage Rider	COI Charge, Deducted Monthly on Monthly Anniversary Date	$0.06 - $83.33 per $1,000 of Net Amount at Risk attributable to the Rider (8), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.30 per $1,000 of Rider Specified Amount
Rider Acquisition Charge, Deducted Monthly on Monthly Anniversary Date	$0.04 to $1.33 per $1,000 of Rider Specified Amount in Rider Year 1
and $0.02 to $0.67 per $1,000 of Rider Specified Amount in Rider
Year 2 (2), (9)

42 year old male non-smoker, Preferred Plus rating class (8):
$.25 per $1,000 of Rider Specified Amount in Rider
Year 1 and $.12 per $1,000 of Rider Specified
Amount in Rider Year 2
	Unit Expense Charge, deducted Monthly on Monthly Anniversary date	Guaranteed: $0.01 per $1,000 Rider Specified Amount

(1)  The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  This charge varies based on the gender, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.

(3)  This charge varies depending on the Issue Age, risk classification and gender of the Insured. The calculation and operation of this charge is similar to the calculation of the Surrender Charge on the Policy. See note (2) on page 7.

(4)  The monthly rate for this rider is based on Issue Age of the Insured.

(5)  The charge percentage for this rider is based on Attained Age of the Insured.

(6)  The monthly rate for this rider is based on gender, Attained Age, and rating class of the Insured.

(7)  The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(8)  This charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.

(9)  The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(10)  This rider is not available to Insureds beyond Issue Age 40.

The following table shows the annual fund fees and expenses that are deducted daily from the Portfolios in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each Portfolio.

These fees and expenses may change at any time.

Charges Assessed Against the Underlying Funds
	Maximum		Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.74	%(1)	0.19%

(1)  The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to –0.44%. These waivers and reductions generally extend through April 30, 2019 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

definitions

Accumulation Value—The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age—The Insured's age at his/her nearest birthday.

Allocation Date—The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age—The Insured's age at the last Policy Anniversary.

Beneficiary—The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

Cash Value—The Accumulation Value less any Surrender Charge.

Code—The Internal Revenue Code of 1986, as amended.

Company—The Lincoln National Life Insurance Company.

Cost of Insurance—A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Cumulative Minimum Premium—An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

Date of Receipt—Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

Death Benefit—The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

Death Benefit Options—The methods for determining the Death Benefit.

Division—A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

Fund—An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account—A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

Grace Period—The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the no-lapse guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured—The person on whose life the Policy is issued.

Issue Age—The Age of the Insured on the Policy's Issue Date.

Issue Date—The effective date on which we issue the Policy.

Load Basis Amount—An amount per $1,000 of Specified Amount which varies by gender, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

Loan Value—Generally, 100% of the Policy's Cash Value on the date of a loan.

Minimum Annual Premium—The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

Monthly Anniversary Date—The same day in each month as the Policy Date.

Net Premium—The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

Policy—The life insurance contract described in this Prospectus.

Policy Date—The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the either date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

Policy Debt—The sum of all unpaid policy loans and accrued interest thereon.

Portfolio—A separate investment series of one of the Funds.

Premium Load—A charge we assess against premium payments.

Proof of Death—One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC—Securities and Exchange Commission.

Separate Account JF-A or the Separate Account—Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

Service Office—Our principal executive offices at 100 N. Greene Street Greensboro, NC 27401.

Specified Amount—The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy.

The Specified Amount is used in determining the Death Benefit.

State—Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Charge—An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

Surrender Value—Cash Value less any Policy Debt.

Target Premium—The premium from which first year commissions will be determined and which varies by gender, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date—The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

Valuation Period—The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

the company

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln

Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at 100 N. Greene Street Greensboro, NC 27401; the telephone number will remain 800-487-1485.

At December 31, 2017 the Company and its subsidiaries had total assets of approximately $281.9 billion and had $660.2 billion of insurance in force, while total assets of Lincoln National Corporation were $281.8 billion

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-487-1485 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

the separate account

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account JF-A was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

Divisions. The Policies presently offer fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

fund participation agreements

In order to make the Portfolio available, Lincoln Life has entered into agreements with the trusts or corporations or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the portfolio; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.35% based upon the assets of a Portfolio attributable to the Policies. Additionally, a Portfolio's advisor and/or distributor (or its affiliate's) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, Deutsche VIP Trust, Fidelity® Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFunds VP and T. Rowe Price Equity Series, Inc.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

distribution of the policies and compensation

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

investment and fixed account options

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.

Selecting Investment Options

◆  Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

◆  Understand the risks associated with the options you choose. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.

◆  Be informed. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

▶  SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 54 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios, Inc.
American Funds Insurance Series
Delaware VIP® Trust
Deutsche Investments VIT Funds
Fidelity® Variable Insurance Products Fund
  ("VIP")
Franklin Templeton Variable Insurance Products
  Trust
Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust ("LVIP")
MFS® Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFund® VP
T. Rowe Price Equity Series, Inc.
Vanguard® Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

▶  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and

Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

PORTFOLIO CHOICES

LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Growth Fund (Class 2)	Growth of capital	Capital Research and Management Company ("Capital")
Fidelity® VIP Growth Portfolio (Initial Class)	To achieve capital appreciation.	Fidelity Management & Research Company ("FMR")
Goldman Sachs VIT Strategic Growth Fund (Institutional Shares)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.
LVIP Wellington Capital Growth Fund (Standard Class)	Capital growth.	Lincoln Investment Advisors Corporation ("LVIP")
LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)	Long-term capital appreciation.	LVIP
LVIP T. Rowe Price Growth Stock Fund (Standard Class)	Long-term capital growth.	LVIP
ProFund® VP Large-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the "index").	ProFund Advisors LLC ("ProFund")

PORTFOLIO CHOICES

LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation.	FMR
LVIP SSGA S&P 500 Index Fund(1) (Standard Class)	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S. as represented by the S&P 500 Index.	LVIP
LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Growth-Income Fund (Class 2)	Long-term growth of capital and income.	Capital
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Reasonable income with consideration of the potential for capital appreciation.	FMR
LVIP MFS Value Fund (Standard Class)	Capital appreciation.	Massachusetts Financial Services Company ("MFS")
ProFund® VP Large-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the "index").	ProFund
MID-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Blended Mid Cap Managed Volatility Fund (Standard Class)	Capital appreciation.	LVIP
MID-CAP CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	FMR
Vanguard® VIF Mid-Cap Index Portfolio	To track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group
MID-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP Value Fund (Class II)	Long-term capital growth; Income is a secondary consideration.	American Century Investment Management, Inc.
LVIP JPMorgan Select Mid-Cap Value Managed Volatility Fund (Standard Class)	Long-term capital appreciation.	LVIP
LVIP Wellington Mid-Cap Value Fund (Standard Class)	Long-term capital appreciation.	LVIP
SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
Deutsche Small Cap Index VIP Portfolio (Class B)	Replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000®(2) Index, which emphasizes stocks of small U.S. companies.	Deutsche
LVIP SSGA Small-Cap Index Fund (Standard Class)	To approximate as closely as practicable before fees and expenses, the performance of the Russell 2000®(2) Index, which emphasizes stock of small U.S. companies.	LVIP

PORTFOLIO CHOICES

SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
ProFund® VP Small-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index.	ProFund
Vanguard® VIF Small Company Growth Portfolio	To provide long-term capital appreciation.	The Vanguard Group
SMALL-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Franklin Small Cap Value VIP Fund (Class 2)	Long-term total return.	Franklin Advisory Services, LLC
ProFund® VP Small-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "index").	ProFund
INTERNATIONAL LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP International Fund (Class I)	Capital growth.	American Century Global Investment Management, Inc.
LVIP MFS International Growth Fund (Standard Class)	Long-term capital appreciation.	LVIP
ProFund® VP Asia 30	Investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index. ("the index")	ProFund
ProFund® VP Europe 30	Investment results, before fees and expenses, that correspond to the performance of theProFunds Europe 30 Index. ("the index")	ProFund
INTERNATIONAL LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class)	Long-term capital growth.	LVIP
INTERNATIONAL LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Templeton Foreign VIP Fund (Class 2)	Long-term capital growth.	Templeton Investment Counsel, LLC
SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
MFS VIT Utilities Series (Initial Class)	Total return.	MFS
ProFund® VP Financials	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the "index").	ProFund
ProFund® VP Health Care	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. HealthcareSM Index (the "index").	ProFund
ProFund® VP Technology	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "index").	ProFund

PORTFOLIO CHOICES

SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
Vanguard® VIF Real Estate Index Portfolio (Formerly Vanguard® VIF REIT Index Portfolio)	To provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs	The Vanguard Group
FIXED INCOME
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2)	As a high level of current income as is consistent with the preservation of capital.	FMR
LVIP Delaware Bond Fund(4) (Service Class)	Maximum current income (yield) consistent with a prudent investment strategy.	LVIP
Delaware VIP® High Yield Series(3) (Standard Class)	Total return and, as a secondary objective, high current income.	DMC
PIMCO VIT Total Return Portfolio (Administrative Class)	Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
ProFund® VP Rising Rates Opportunity	Daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (–1.25%) of the daily movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ProFund® VP U.S. Government Plus	Daily results that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP JPMorgan Retirement Income Fund (Service Class)	Current income and some capital appreciation.	LVIP
LVIP Global Conservative Allocation Managed Risk Fund(5) (Standard Class)	High level current income with some consideration given to growth of capital.	LVIP
LVIP Global Moderate Allocation Managed Risk Fund(5) (Standard Class)	Balance between high level of current income and growth of capital, with an emphasis on growth of capital.	LVIP
LVIP Global Growth Allocation Managed Risk Fund(5) (Standard Class)	Balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.	LVIP
LVIP T. Rowe Price 2010 Fund(5) (Standard Class) (Formerly LVIP Managed Risk Profile 2010 Fund)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP T. Rowe Price 2020 Fund(5) (Standard Class) (Formerly LVIP Managed Risk Profile 2020 Fund)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP T. Rowe Price 2030 Fund(5) (Standard Class) (Formerly LVIP Managed Risk Profile 2030 Fund)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP

PORTFOLIO CHOICES

ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP T. Rowe Price 2040 Fund(5) (Standard Class) (Formerly LVIP Managed Risk Profile 2040 Fund)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP SSGA Global Tactical Allocation Managed Volatility Fund(5) (Standard Class)	Long-term growth of capital.	LVIP
MONEY MARKET
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Government Money Market Fund (Standard Class)	Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP

RESTRICTED FUNDS

PORTFOLIO NAME

MFS VIT Research Series (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price Mid-Cap Growth Portfolio (Class II): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

(1)  The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC ("SPDJI") and has been licensed for use by one or more of the portfolio's service providers (licensee). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensees. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

(2)  Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® is a trademark of Russell Investment Group.

(3)  Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4)  Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.

(5)  These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy values to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds that certain other funds available to you under your Policy.

An investment in the LVIP Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. These risk management strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. The success of the advisor's risk management strategy depends, in part, on the advisor's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Portfolio's benefit. There is no guarantee that the strategy can achieve or maintain the Portfolio's optimal risk targets. The Portfolio's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Portfolio may not perform as expected. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.

▶  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

▶  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, change or eliminate shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. A Portfolio may also discontinue offering their shares to the Divisions. If required by law, we will obtain any required approvals from Policyowners, the SEC, and state insurance regulators before substituting any Portfolio. Substituted Portfolios or Funds may have higher charges than the Portfolio or Fund being replaced.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a)  to operate the Separate Account in any form permitted by law;

(b)  to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)  to transfer assets from one Division to another, or from any Division to our general account;

(d)  to add, combine, or remove Divisions in the Separate Account;

(e)  to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 31; and

(f)  to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If you take no action upon notification of a fund liquidation, elimination or merger the funds from the terminating fund will automatically transfer into the money market portfolio. Placing or transferring money into the money market portfolio may have impacts on other features of your Policy. Prior to moving money into the money market portfolio or allowing it to default into the money market portfolio as a result of a fund liquidation, elimination or merger, refer to your Policy for specific impact that my apply, if any.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

▶  GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

policy choices

▶  GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's gender in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

▶  PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).

If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 32).

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, gender and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

▶  MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a Modified Endowment Contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance

▶  COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

▶  BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

▶  ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

▶  DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

Option I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

Option II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Option III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

Death Benefit Qualification Test

You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

The guideline premium test limits the amount of premium payable for an Insured of a particular age and gender. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

Following are the Corridor Percentages under the Guideline Premium Test:

Corridor Percentages
(Attained Age of the Insured at the
Beginning of the Contract Year)

Age	%	Age	%	Age	%	Age		%
0-40	250%	50	185%	60	130%	70		115%
41	243	51	178	61	128	71		113
42	236	52	171	62	126	72		111
43	229	53	164	63	124	73		109
44	222	54	157	64	122	74		107
45	215	55	150	65	120	75-90		105
46	209	56	146	66	119	91		104
47	203	57	142	67	118	92		103
48	197	58	138	68	117	93		102
49	191	59	134	69	116	94	+	101

The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and gender for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.

The tests differ as follows:

(1)  the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

(2)  the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in

Accumulation Value will generally be greater under the cash value accumulation test.

(3)  If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

(4)  If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

	Cash Value Accumulation Test	Guideline Premium Test
Specified Amount	100,000	100,000
Accumulation Value	52,500	52,500
Corridor Percentage	288%	215%
Total Premiums less Withdrawals	15,000	15,000
Death Benefit Option I	151,200	112,875
Death Benefit Option II	152,500	152,500
Death Benefit Option III	N/A	115,000

Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

▶  TRANSFERS AND ALLOCATIONS
TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

Transfer and financial requests received in good order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. Due to these limitations, if you want to transfer all of the value from the General

Account to one or more Division, it may take several years to do so. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

▶  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

▶  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

policy values

▶  ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

  (i)  the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, plus

  (ii)  any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

  (iii)  all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

  (iv)  the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

  (v)  all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i)  is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

  (ii)  is the amount allocated to the Divisions at the beginning of the Policy Year;

  (iii)  is the Type B loan balance at the beginning of the Policy Year; and

  (iv)  is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

See "Policy Loans" for a description of Type B loans.

▶  UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Asset Value method. We will achieve substantially the same result using either method.

▶  NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net

Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the sum of:

(a)  the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

(b)  the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2)  is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3)  is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

▶  SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

charges & fees

▶  CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto Rico) the following fees and charges:

◆  a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

◆  a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

◆  a Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.

The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% for the first 10 Policy Years, 3.75% after Policy Year 10 before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.

The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

▶  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

iv) the cost of optional benefits provided by rider, plus

v) a monthly Acquisition Charge on the amount of the increase during the first 24 months following any increase in Specified Amount, plus

vi) the cost of optional benefits provided by rider.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by 1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, gender (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by gender, Issue Age and rating class of the Insured. The maximum load Basis Amount is

$66.65, resulting in a maximum Acquisition Charge of $1.33 per month per $1000 of Specified Amount in year 1 and $0.67 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

▶  CHARGES & FEES ASSESSED AGAINST
THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers
or Withdrawal

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

▶  CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, gender of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

Policy Year		Surrender Charge as Percentage of Initial Surrender Charge*
0-5		100%
6		80%
7		60%
8		40%
9		20%
10	+	0%

*May be lower at some ages

For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228.00. The Surrender Charge applicable in any Policy Year therefore would be as follows:

Policy Year		Surrender Charge
0-5		$1,228.00
6		$982.40
7		$736.80
8		$491.20
9		$245.60
10	+	0

We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount.

The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68.

A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

▶  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

▶  SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

policy rights

▶  SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

▶  WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

◆  The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

◆  The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

◆  The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to

Defer Payment", "Policy Changes" and "Payment of Benefits".)

▶  SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

◆  There must be a minimum of $25,000 Surrender Value in the policy.

◆  The policy must have reached its fifth policy anniversary.

◆  The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

◆  The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

◆  You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

◆  The fee that you will be charged will be the Administrative Fee of $50.

◆  Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the

Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

◆  The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

◆  Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

◆  Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

▶  GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

▶  NO-LAPSE GUARANTEE

A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required no-lapse premiums. Consult your Policy for minimum premium requirements and no-lapse periods.

There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

◆  if you have selected Death Benefit Option III;

◆  if you have selected the Automatic Increase Rider;

◆  if you change your Death Benefit from Option I to Option II;

◆  if your Policy lapses and is subsequently reinstated.

▶  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

◆  The Policy has not been fully surrendered.

◆  You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

◆  We must receive evidence of insurability satisfactory to us.

◆  We must receive a premium payment sufficient, after deduction of any policy expense charges, to restore the Cash Value to an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement.

◆  If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

◆  Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

▶  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

◆  Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

◆  The Death Benefit Option in effect may not be changed;

◆  No further premiums will be accepted;

◆  No further Monthly Deductions will be taken;

◆  The Monthly Accumulation Value Adjustment will no longer apply;

◆  The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

◆  Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

▶  RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

▶  POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS—Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account)

that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all

Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

▶  POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year, so long as you send a written request to our Service Office. However:

◆  Any increase or decrease must be at least $25,000.

◆  You must be under Attained Age 86 at the time you request an increase.

◆  Any increase or decrease will affect your cost of insurance charge.

◆  Any increase or decrease may affect the monthly Accumulation Value Adjustment.

◆  We may require evidence of insurability for an increase.

◆  Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

◆  Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

◆  We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by gender, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.

◆  Any increase will result in a new Surrender Charge.

◆  We will assess a pro rata Surrender Charge on decreases.

◆  Any increase during the first 5 Policy Years will result in an increase in the Minimum Premium

◆  There must be 12 months between increases or decreases.

◆  Any decrease may result in federal tax implications (See "Federal Tax Matters").

◆  No decrease may decrease the Specified Amount below $25,000.

◆  Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

◆  We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

◆  The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

◆  There will be no change in the Surrender Charge.

◆  Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

◆  If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

◆  If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

◆  If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

◆  If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

◆  Changes from Option I or II to Option III are not allowed.

We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

▶  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to the Company at 100 N. Greene Street Greensboro, NC 27401. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

▶  SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

◆  Accelerated Benefit Rider—pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

◆  Accidental Death Benefit Rider—provides a benefit in the event of accidental death, subject to the terms of the rider.

◆  Additional Coverage Rider—provides coverage in addition to the base coverage provided by the Policy.

The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the Policy with the Rider attached is $100,000. The Rider Specified Amount is added to the Policy Specified Amount to determine the Death Benefit, the Net Amount at Risk and the Cost of Insurance. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by gender, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 11 and 12 of the Prospectus.

The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, gender, underwriting class, and Policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

◆  Automatic Increase Rider—allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

◆  Children's Term Insurance Rider—provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

◆  Death Benefit Maintenance Rider—Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

◆  Disability Waiver of Deductions—In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

◆  Disability Waiver of Specified Premium—If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, gender and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

◆  Guaranteed Death Benefit Rider—guarantees that the Policy will stay in force during the guarantee period with a Death

Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, gender, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

◆  Guaranteed Insurability Rider—allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

◆  Spouse Term Rider—provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

◆  Supplemental Coverage Rider—allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, gender and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

death benefit

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

policy settlement

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available Settlement Options.

If you request a lump sum settlement of the Death Benefits proceeds and the amount of proceeds is over $10,000, the money will be placed into a SecureLine® account in your name or the name of the beneficiary if appropriate. SecureLine® is a service we offer to help manage the surrender proceeds. With SecureLine®, an interest bearing draft account is established from the proceeds payable on a policy administered by us. You (or the beneficiary) are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing a check, we will send a checkbook so that access may be had to the account by writing a check. The proceeds may be left in this account, or checks may be written right away. If the entire proceeds are desired immediately, a check may be written for the entire account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. If requested, proceeds may be paid directly to the designated receipant instead of applied to the SecureLine® account. As of January 17, 2012, we no longer offer SecureLine® for withdrawals or surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for death benefit proceeds.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that a tax advisor be consulted to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the SecureLine® account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. A fee may be charged for any request to stop payment or if a check is presented for payment without sufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

additional information

▶  REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous Policy year;

4. Any reports required by the 1940 Act.

Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-487-1485.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

▶  RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

▶  DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

▶  STATE REGULATION

Lincoln Life is governed under the laws of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

▶  RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

▶  LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the

Statement of Additional Information for possible additional information regarding legal proceedings.

▶  FINANCIAL STATEMENTS

The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company are located in the SAI.

▶  EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

tax matters

▶  GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

▶  FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

▶  LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% additional tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department ("Treasury") may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Treasury imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Treasury Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

▶  CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

▶  UNEARNED INCOME MEDICARE CONTRIBUTION

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.

miscellaneous policy provisions

▶  THE POLICY

The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

In addition to changes in ownership or beneficiary designations, you should be careful that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

▶  PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

▶  SUICIDE AND INCONTESTABILITY

Suicide Exclusion—In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this

Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

Incontestability—We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

▶  PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

▶  NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

▶  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

▶  MISSTATEMENTS

If the age or gender of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or gender.

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appendix a

▶  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the gender, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's

1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .53% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .36% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2017. The investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .36% expense figure is an arithmetic average of the annual expenses of the LVIP Funds, the AFIS Portfolios, the American Century VP Portfolios, the Delaware VIP High Yield Series, the Goldman Sachs Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Total Return Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks

Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 25 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of –1.49%, 4.51% and 10.51% on a current basis, and –1.74%, 4.26% and 10.26% on a guaranteed basis.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by gender, Issue Age and rating class of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, gender and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,247	0	100,000	1,080	0	100,000
2	4,305	2,798	1,307	100,000	2,427	936	100,000
3	6,620	4,684	3,193	100,000	4,069	2,578	100,000
4	9,051	6,761	5,270	100,000	5,846	4,355	100,000
5	11,604	9,054	7,563	100,000	7,772	6,281	100,000
6	14,284	11,591	10,398	100,000	9,860	8,667	100,000
7	17,098	14,396	13,502	100,000	12,123	11,229	100,000
8	20,053	17,498	16,902	100,000	14,576	13,980	100,000
9	23,156	20,931	20,633	100,000	17,236	16,938	100,000
10	26,414	24,725	24,725	100,000	20,122	20,122	100,000
15	45,315	51,175	51,175	100,000	39,051	39,051	100,000
20	69,439	96,045	96,045	117,175	70,368	70,368	100,000
25	100,227	171,305	171,305	198,714	124,388	124,388	144,290
30	139,522	299,744	299,744	320,727	213,660	213,660	228,617
35	189,673	516,539	516,539	542,366	361,153	361,153	379,211
40	253,680	877,470	877,470	921,344	596,206	596,206	626,016
45	335,370	1,472,237	1,472,237	1,545,849	960,396	960,396	1,008,416
50	439,631	2,469,482	2,469,482	2,494,177	1,554,419	1,554,419	1,569,963

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,247	0	100,000	1,080	0	100,000
2	4,305	2,798	1,307	100,000	2,427	936	100,000
3	6,620	4,684	3,193	100,000	4,069	2,578	100,000
4	9,051	6,761	5,270	100,000	5,846	4,355	100,000
5	11,604	9,054	7,563	100,000	7,772	6,281	100,000
6	14,284	11,591	10,398	100,000	9,860	8,667	100,000
7	17,098	14,396	13,502	100,000	12,123	11,229	100,000
8	20,053	17,498	16,902	100,000	14,576	13,980	100,000
9	23,156	20,931	20,633	100,000	17,236	16,938	100,000
10	26,414	24,725	24,725	100,000	20,122	20,122	100,000
15	45,315	51,175	51,175	100,815	39,051	39,051	100,000
20	69,439	94,527	94,527	164,476	69,799	69,799	121,451
25	100,227	164,426	164,426	254,860	115,979	115,979	179,768
30	139,522	279,164	279,164	393,621	183,596	183,596	258,871
35	189,673	461,982	461,982	600,577	278,184	278,184	361,639
40	253,680	749,275	749,275	914,116	407,216	407,216	496,804
45	335,370	1,195,467	1,195,467	1,386,741	576,287	576,287	668,493
50	439,631	1,888,873	1,888,873	2,096,649	802,919	802,919	891,240

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,242	0	101,242	1,073	0	101,073
2	4,305	2,782	1,291	102,782	2,405	914	102,405
3	6,620	4,650	3,159	104,650	4,021	2,530	104,021
4	9,051	6,699	5,208	106,699	5,758	4,267	105,758
5	11,604	8,951	7,460	108,951	7,624	6,133	107,624
6	14,284	11,433	10,240	111,433	9,628	8,435	109,628
7	17,098	14,166	13,272	114,166	11,776	10,882	111,776
8	20,053	17,174	16,578	117,174	14,073	13,477	114,073
9	23,156	20,488	20,190	120,488	16,528	16,230	116,528
10	26,414	24,130	24,130	124,130	19,143	19,143	119,143
15	45,315	48,913	48,913	148,913	35,055	35,055	135,055
20	69,439	88,426	88,426	188,426	56,977	56,977	156,977
25	100,227	152,443	152,443	252,443	86,045	86,045	186,045
30	139,522	258,796	258,796	358,796	123,479	123,479	223,479
35	189,673	431,769	431,769	531,769	165,978	165,978	265,978
40	253,680	713,180	713,180	813,180	207,697	207,697	307,697
45	335,370	1,172,355	1,172,355	1,272,355	230,517	230,517	330,517
50	439,631	1,925,534	1,925,534	2,025,534	204,958	204,958	304,958

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,242	0	101,242	1,073	0	101,073
2	4,305	2,782	1,291	102,782	2,405	914	102,405
3	6,620	4,650	3,159	104,650	4,021	2,530	104,021
4	9,051	6,699	5,208	106,699	5,758	4,267	105,758
5	11,604	8,951	7,460	108,951	7,624	6,133	107,624
6	14,284	11,433	10,240	111,433	9,628	8,435	109,628
7	17,098	14,166	13,272	114,166	11,776	10,882	111,776
8	20,053	17,174	16,578	117,174	14,073	13,477	114,073
9	23,156	20,488	20,190	120,488	16,528	16,230	116,528
10	26,414	24,130	24,130	124,130	19,143	19,143	119,143
15	45,315	48,913	48,913	148,913	35,055	35,055	135,055
20	69,439	88,426	88,426	188,426	56,977	56,977	156,977
25	100,227	152,443	152,443	252,443	86,045	86,045	186,045
30	139,522	258,754	258,754	364,843	123,479	123,479	223,479
35	189,673	429,081	429,081	557,806	165,978	165,978	265,978
40	253,680	696,762	696,762	850,050	207,697	207,697	307,697
45	335,370	1,112,510	1,112,510	1,290,512	230,517	230,517	330,517
50	439,631	1,758,617	1,758,617	1,952,064	204,958	204,958	304,958

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,241	0	102,000	1,070	0	102,000
2	4,305	2,777	1,286	104,000	2,396	905	104,000
3	6,620	4,639	3,148	106,000	4,000	2,509	106,000
4	9,051	6,682	5,191	108,000	5,722	4,231	108,000
5	11,604	8,927	7,436	110,000	7,568	6,077	110,000
6	14,284	11,403	10,210	112,000	9,548	8,355	112,000
7	17,098	14,131	13,237	114,000	11,668	10,774	114,000
8	20,053	17,138	16,542	116,000	13,936	13,340	116,000
9	23,156	20,455	20,157	118,000	16,358	16,060	118,000
10	26,414	24,107	24,107	120,000	18,941	18,941	120,000
15	45,315	49,224	49,224	130,000	34,824	34,824	130,000
20	69,439	90,732	90,732	140,000	57,890	57,890	140,000
25	100,227	161,762	161,762	187,643	93,278	93,278	150,000
30	139,522	283,731	283,731	303,592	156,331	156,331	167,274
35	189,673	489,601	489,601	514,081	267,311	267,311	280,676
40	253,680	832,350	832,350	873,968	444,230	444,230	466,442
45	335,370	1,397,163	1,397,163	1,467,021	718,442	718,442	754,364
50	439,631	2,344,180	2,344,180	2,367,622	1,165,667	1,165,667	1,177,323

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,160	0	100,000	997	0	100,000
2	4,305	2,538	1,047	100,000	2,188	697	100,000
3	6,620	4,145	2,654	100,000	3,580	2,089	100,000
4	9,051	5,818	4,327	100,000	4,998	3,507	100,000
5	11,604	7,560	6,069	100,000	6,440	4,949	100,000
6	14,284	9,382	8,189	100,000	7,905	6,712	100,000
7	17,098	11,284	10,390	100,000	9,388	8,494	100,000
8	20,053	13,270	12,674	100,000	10,885	10,289	100,000
9	23,156	15,345	15,047	100,000	12,391	12,093	100,000
10	26,414	17,506	17,506	100,000	13,899	13,899	100,000
15	45,315	29,966	29,966	100,000	21,382	21,382	100,000
20	69,439	44,981	44,981	100,000	28,278	28,278	100,000
25	100,227	63,958	63,958	100,000	33,198	33,198	100,000
30	139,522	90,148	90,148	100,000	33,698	33,698	100,000
35	189,673	125,148	125,148	131,406	20,652	20,652	100,000
40	253,680	169,079	169,079	177,533	0	0	0
45	335,370	223,353	223,353	234,521	0	0	0
50	439,631	292,677	292,677	295,604	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,160	0	100,000	997	0	100,000
2	4,305	2,538	1,047	100,000	2,188	697	100,000
3	6,620	4,145	2,654	100,000	3,580	2,089	100,000
4	9,051	5,818	4,327	100,000	4,998	3,507	100,000
5	11,604	7,560	6,069	100,000	6,440	4,949	100,000
6	14,284	9,382	8,189	100,000	7,905	6,712	100,000
7	17,098	11,284	10,390	100,000	9,388	8,494	100,000
8	20,053	13,270	12,674	100,000	10,885	10,289	100,000
9	23,156	15,345	15,047	100,000	12,391	12,093	100,000
10	26,414	17,506	17,506	100,000	13,899	13,899	100,000
15	45,315	29,966	29,966	100,000	21,382	21,382	100,000
20	69,439	44,981	44,981	100,000	28,278	28,278	100,000
25	100,227	63,958	63,958	100,000	33,198	33,198	100,000
30	139,522	88,801	88,801	125,209	33,698	33,698	100,000
35	189,673	118,476	118,476	154,018	20,652	20,652	100,000
40	253,680	153,227	153,227	186,937	0	0	0
45	335,370	193,276	193,276	224,201	0	0	0
50	439,631	239,776	239,776	266,152	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,155	0	101,155	991	0	100,991
2	4,305	2,524	1,033	102,524	2,169	678	102,169
3	6,620	4,116	2,625	104,116	3,539	2,048	103,539
4	9,051	5,765	4,274	105,765	4,924	3,433	104,924
5	11,604	7,477	5,986	107,477	6,320	4,829	106,320
6	14,284	9,259	8,066	109,259	7,725	6,532	107,725
7	17,098	11,112	10,218	111,112	9,129	8,235	109,129
8	20,053	13,037	12,441	113,037	10,524	9,928	110,524
9	23,156	15,038	14,740	115,038	11,903	11,605	111,903
10	26,414	17,110	17,110	117,110	13,252	13,252	113,252
15	45,315	28,750	28,750	128,750	19,280	19,280	119,280
20	69,439	41,609	41,609	141,609	22,874	22,874	122,874
25	100,227	55,897	55,897	155,897	20,952	20,952	120,952
30	139,522	71,784	71,784	171,784	8,670	8,670	108,670
35	189,673	85,825	85,825	185,825	0	0	0
40	253,680	93,513	93,513	193,513	0	0	0
45	335,370	87,406	87,406	187,406	0	0	0
50	439,631	56,336	56,336	156,336	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,155	0	101,155	991	0	100,991
2	4,305	2,524	1,033	102,524	2,169	678	102,169
3	6,620	4,116	2,625	104,116	3,539	2,048	103,539
4	9,051	5,765	4,274	105,765	4,924	3,433	104,924
5	11,604	7,477	5,986	107,477	6,320	4,829	106,320
6	14,284	9,259	8,066	109,259	7,725	6,532	107,725
7	17,098	11,112	10,218	111,112	9,129	8,235	109,129
8	20,053	13,037	12,441	113,037	10,524	9,928	110,524
9	23,156	15,038	14,740	115,038	11,903	11,605	111,903
10	26,414	17,110	17,110	117,110	13,252	13,252	113,252
15	45,315	28,750	28,750	128,750	19,280	19,280	119,280
20	69,439	41,609	41,609	141,609	22,874	22,874	122,874
25	100,227	55,897	55,897	155,897	20,952	20,952	120,952
30	139,522	71,784	71,784	171,784	8,670	8,670	108,670
35	189,673	85,825	85,825	185,825	0	0	0
40	253,680	93,513	93,513	193,513	0	0	0
45	335,370	87,406	87,406	187,406	0	0	0
50	439,631	56,336	56,336	156,336	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,153	0	102,000	988	0	102,000
2	4,305	2,519	1,028	104,000	2,158	667	104,000
3	6,620	4,104	2,613	106,000	3,516	2,025	106,000
4	9,051	5,745	4,254	108,000	4,884	3,393	108,000
5	11,604	7,446	5,955	110,000	6,256	4,765	110,000
6	14,284	9,217	8,024	112,000	7,630	6,437	112,000
7	17,098	11,056	10,162	114,000	8,994	8,100	114,000
8	20,053	12,966	12,370	116,000	10,340	9,744	116,000
9	23,156	14,952	14,654	118,000	11,656	11,358	118,000
10	26,414	17,006	17,006	120,000	12,929	12,929	120,000
15	45,315	28,550	28,550	130,000	18,229	18,229	130,000
20	69,439	41,344	41,344	140,000	19,887	19,887	140,000
25	100,227	55,792	55,792	150,000	12,462	12,462	150,000
30	139,522	72,589	72,589	160,000	0	0	0
35	189,673	89,557	89,557	170,000	0	0	0
40	253,680	104,317	104,317	180,000	0	0	0
45	335,370	111,589	111,589	190,000	0	0	0
50	439,631	95,037	95,037	200,000	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,072	0	100,000	915	0	100,000
2	4,305	2,290	799	100,000	1,960	469	100,000
3	6,620	3,650	2,159	100,000	3,132	1,641	100,000
4	9,051	4,981	3,490	100,000	4,249	2,758	100,000
5	11,604	6,286	4,795	100,000	5,309	3,818	100,000
6	14,284	7,571	6,378	100,000	6,310	5,117	100,000
7	17,098	8,832	7,938	100,000	7,247	6,353	100,000
8	20,053	10,069	9,473	100,000	8,113	7.517	100,000
9	23,156	11,284	10,986	100,000	8,904	8,606	100,000
10	26,414	12,469	12,469	100,000	9,611	9.611	100,000
15	45,315	18,082	18,082	100,000	11,758	11,758	100,000
20	69,439	22,177	22,177	100,000	10,849	10,849	100,000
25	100,227	24,775	24,775	100,000	4,677	4,677	100,000
30	139,522	25,767	25,767	100,000	0	0	0
35	189,673	22,502	22,502	100,000	0	0	0
40	253,680	11,031	11,031	100,000	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,072	0	100,000	915	0	100,000
2	4,305	2,290	799	100,000	1,960	469	100,000
3	6,620	3,650	2,159	100,000	3,132	1,641	100,000
4	9,051	4,981	3,490	100,000	4,249	2,758	100,000
5	11,604	6,286	4,795	100,000	5,309	3,818	100,000
6	14,284	7,571	6,378	100,000	6,310	5,117	100,000
7	17,098	8,832	7,938	100,000	7,247	6,353	100,000
8	20,053	10,069	9,473	100,000	8,113	7,517	100,000
9	23,156	11,284	10,986	100,000	8,904	8,606	100,000
10	26,414	12,469	12,469	100,000	9,611	9,611	100,000
15	45,315	18,082	18,082	100,000	11,758	11,758	100,000
20	69,439	22,177	22,177	100,000	10,849	10,849	100,000
25	100,227	24,775	24,775	100,000	4,677	4,677	100,000
30	139,522	25,767	25,767	100,000	0	0	0
35	189,673	22,502	22,502	100,000	0	0	0
40	253,680	11,031	11,031	100,000	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,068	0	101,068	909	0	100,909
2	4,305	2,278	787	102,278	1,943	452	101,943
3	6,620	3,625	2,134	103,625	3,096	1,605	103,096
4	9,051	4,938	3,447	104,938	4,187	2,696	104,187
5	11,604	6,219	4,728	106,219	5,213	3,722	105,213
6	14,284	7,476	6,283	107,476	6,171	4,978	106,171
7	17,098	8,704	7,810	108,704	7,054	6,160	107,054
8	20,053	9,902	9,306	109,902	7,856	7,260	107,858
9	23,156	11,074	10,776	111,074	8,569	8,271	108,569
10	26,414	12,208	12,208	112,208	9,185	9,185	109,185
15	45,315	17,420	17,420	117,420	10,645	10,645	110,645
20	69,439	20,686	20,686	120,686	8,648	8,648	108,648
25	100,227	21,938	21,938	121,938	1,306	1,306	101,306
30	139,522	20,687	20,687	120,687	0	0	0
35	189,673	13,971	13,971	113,971	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,068	0	101,068	909	0	100,909
2	4,305	2,278	787	102,278	1,943	452	101,943
3	6,620	3,625	2,134	103,625	3,096	1,605	103,096
4	9,051	4,938	3,447	104,938	4,187	2,696	104,187
5	11,604	6,219	4,728	106,219	5,213	3,722	105,213
6	14,284	7,476	5,283	107,476	6,171	4,978	106,171
7	17,098	8,704	7,810	108,704	7,054	6,160	107,054
8	20,053	9,902	9,306	109,902	7,856	7,260	107,856
9	23,156	11,074	10,776	111,074	8,569	8,271	108,569
10	26,414	12,208	12,208	112,208	9,185	9,185	109,185
15	45,315	17,420	17,420	117,420	10,645	10,645	110,645
20	69,439	20,686	20,686	120,686	8,648	8,648	108,648
25	100,227	21,938	21,938	121,938	1,306	1,306	101,306
30	139,522	20,687	20,687	120,687	0	0	0
35	189,673	13,971	13,971	113,971	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,067	0	102,000	906	0	102,000
2	4,305	2,272	781	104,000	1,932	441	104,000
3	6,620	3,611	2,120	106,000	3,072	1,581	106,000
4	9,051	4,915	3,424	108,000	4,144	2,653	108,000
5	11,604	6,184	4,693	110,000	5,143	3,652	110,000
6	14,284	7,425	6,232	112,000	6,067	4,874	112,000
7	17,098	8,635	7,741	114,000	6,904	6,010	114,000
8	20,053	9,812	9,216	116,000	7,647	7,051	116,000
9	23,156	10,958	10,660	118,000	8,286	7,988	118,000
10	26,414	12,063	12,063	120,000	8,807	8,807	120,000
15	45,315	17,019	17,019	130,000	9,329	9,329	130,000
20	69,439	19,627	19,627	140,000	4,818	4,818	140,000
25	100,227	19,454	19,454	150,000	0	0	0
30	139,522	14,943	14,943	160,000	0	0	0
35	189,673	222	222	170,000	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-487-1485: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

LINCOLN ENSEMBLE III VUL

Offered by

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

IN CONNECTION WITH ITS LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

100 N. GREENE STREET

GREENSBORO, NC 27401

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble III VUL Insurance Policy (the “Policy”) offered by The Lincoln National Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus by calling 1-800-487-1485, or by writing the Service Center, 100 N. Greene Street Greensboro, NC 27401. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

DATED: MAY 1, 2018

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THE COMPANY

The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”,  “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the then current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”) also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a “non-medical” or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

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We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

The LVIP S&P 500 Index Fund

About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company’s sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

UNCLAIMED PROPERTY

We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.

CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios’ assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company’s General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: 100 N. Greene Street, Greensboro, NC 27401.

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CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time.  If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $772,064 in 2017, $985,170 in 2016 and $1,474,652 in 2015 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of

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the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Government Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Government Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division’s total return represents the average annual total return of that Division over a particular period. The performance is based on each Division’s unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

P(1+T)n   = ERV

where:

      P                   =                             a hypothetical initial payment of $10,000.00

      T                  =                             average annual total return

      n                   =                             number of years

ERV                  =                             ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

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OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

Broker World	Financial World
Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Business Insurance
Business Month	Business Week
Changing Times	Consumer Reports
Economist	Financial Planning
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
MarketFacts	Manager’s Magazine
National Underwriter	Money
Morningstar, Inc.	Nation’s Business
New Choices (formerly 50 Plus)	New York Times
Pension World	Pensions & Investments
Rough Notes	Round the Table
U.S. Banker	VARDs
Wall Street Journal	Working Woman

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REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA, Assistant Vice President of The Lincoln National Life Insurance Company, and are including in reliance upon his opinion as to their reasonableness.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible Premium Variable Life Account JF-A comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company follow.

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